                                                                    Exhibit 99.2

                         ADDITIONAL MERGER INFORMATION

A) INFORMATION REGARDING THE ENTRUST/ENCOMMERCE MERGER:

 . The business models employed at Entrust and enCommerce are similarly structured.

 . The sales models and processes employed at Entrust and enCommerce are similar.

 . The "authorization" product family is a natural extension of Entrust's suite of public-key infrastructure (PKI) solutions.

 . As of March 31, 2000, Entrust had approximately 574 major PKI systems installed. Management estimates that no more than 10% of such customers had purchased "authorization" solutions.

 .  As of March 31, 2000, the "authorization" customers of enCommerce represent
   PKI revenue opportunities for Entrust.

 . The integration process between Entrust and enCommerce should be enhanced by the organizational and corporate similarities identified prior to the merger.

 . *Reflecting both the planned integration schedule and targeted synergies, and the potential cross-selling opportunities, management believes the merger will:

     (1) result in revenue accretion during fiscal 2001; and

     (2) result in operating earnings accretion in the fourth quarter of fiscal 2001.

 . *Management expects that during the period between the closing of the merger and the fourth quarter of fiscal 2001, operating earnings will be diluted by the transaction.

 . *Management expects that during the period between the closing of the merger and the fourth quarter of fiscal 2001, Entrust will continue to generate positive operating earnings (vs operating losses). Management also expects to generate positive operating cash flows during such period.

 . A recognized competitor in the "authorization" market is Netegrity. Netegrity is a publicly traded company in the "authorization" or "permission management" market.

 . In "authorization" sales (license & services) comparisons between enCommerce and Netegrity during the calendar year 1999, enCommerce sales were at least equal to, if not greater than, the sales of Netegrity.

(B) ENCOMMERCE STATISTICAL INFORMATION

 . As of March 31, 2000, the enCommerce employee population (including full-time contract staff) was:

     .  Sales & Marketing = 65
     .  Technical Support = 46
     .  Research & Development = 63
     .  Administration = 17
     .  TOTAL = 191

 . As of March 31, 2000, enCommerce had approximately 90 customers, with geographic concentration of approximately 55% in North America and 45% outside North America.


(C) ENCOMMERCE DATA - FINANCIAL RESULTS (UNAUDITED) (1)

                      1998                         1999 Calendar Year                                2000
                              ------------------------------------------------------------------
($Thousands)          Total        Qtr.1        Qtr.2        Qtr.3        Qtr.4         Total        Qtr.1
                      -------      -------      -------      -------      -------      --------      -------
Product License       $ 1,670      $ 1,249      $ 1,947      $ 1,755      $ 2,047      $  7,025      $ 2,560
Services & Support      1,624          632          833        1,628        1,651         4,744        1,839
                      -------      -------      -------      -------      -------      --------      -------
    Total Revenues      3,249        1,881        2,780        3,383        3,725        11,769        4,399
                      -------      -------      -------      -------      -------      --------      -------

Gross Profit $          1,449        1,241        1,751        1,922        1,985         6,899        2,595
Gross Profit %             44%          66%          63%          57%          53%           59%          59%

Sales & Marketing       4,449        1,815        2,618        3,091        3,776        11,300        4,348
Research &
 Develop.               1,711          630        1,127        1,756        2,085         5,598        2,325
General Admin.          1,219          414        1,057          670          765         2,906          801
                      -------      -------      -------      -------      -------      --------      -------
Operating Expenses      7,379        2,859        4,803        5,517        6,626        19,804        7,474
                      -------      -------      -------      -------      -------      --------      -------

Operating Loss        $(5,930)     $(1,618)     $(3,052)     $(3,595)     $(4,641)     $(12,907)     $(4,879)
                      =======      =======      =======      =======      =======      ========      =======


(1) The enCommerce fiscal year end is June. The enCommerce financial data have been re-formatted to calendar years.

------------
*THE STATEMENTS DESIGNATED WITH AN ASTERISK CONSTITUTE FORWARD-LOOKING
 STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS RELATE TO MANAGEMENT'S CURRENT ESTIMATE AS TO WHEN THE PROPOSED MERGER WILL BE ACCRETIVE WITH RESPECT TO REVENUES AND OPERATING EARNINGS, AS WELL AS MANAGEMENT'S CURRENT ESTIMATE OF OPERATING EARNINGS AND CASH FLOWS GENERALLY, AND SUCH STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS ARE DESCRIBED BELOW:

  Challenges of Integration. The managements of Entrust and enCommerce have entered into the Merger Agreement with the expectation that the Merger will result in beneficial synergies. Achieving the anticipated benefits of the Merger will depend in part upon whether the integration of the two companies' businesses is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The successful combination of companies in an industry characterized by rapid technological change may be more difficult to accomplish than in other industries. Accordingly, the Merger involves a number of risks, including:

 . difficulty assimilating the technologies, products and services of the two companies;

 . difficulty coordinating the sales and marketing forces and the research and development efforts of the two organizations that have geographically dispersed operations and personnel;

 .  disruption of the ongoing businesses of enCommerce and/or Entrust;

 . diversion of the attention of Entrust's management from other business concerns;

 . one-time charges and expenses associated with amortization of goodwill and other purchased intangible assets;

 . increased expenses, including compensation expense resulting from newly hired employees; and

 . inability to maintain relationships with enCommerce's customers and strategic industry partners.

     The inability of Entrust's management to successfully integrate the operations of the two companies could have a material adverse effect on the business and results of operations of Entrust. Customer dissatisfaction or performance problems with the technologies, services and products that Entrust is acquiring could also have a material adverse impact on Entrust's reputation as a whole.

     Possible Adverse Effect on Customer Purchasing Decisions. There can be no assurance that present and potential customers of Entrust and enCommerce will continue their current buying patterns without regard to the announced Merger. Certain customers' purchasing decisions may be affected as they evaluate Entrust's future product strategy and competitive positioning. Any adverse decisions made as a result of such evaluations could have a material adverse effect upon the results of operations of Entrust and/or enCommerce both in the near term and the long term.

          Incurrence of Significant Transaction Charges. During the quarter in which the Merger is consummated, Entrust expects to incur charges to operations to reflect direct transaction costs, primarily for financial advisory, legal and accounting fees, and costs associated with combining the operations of the two companies. Additional unanticipated expenses may be incurred relating to the integration of the businesses of Entrust and enCommerce, including the integration of certain product lines and sales and administrative functions. Although Entrust expects that the elimination of duplicative expenses as well as other efficiencies related to the integration of the business of enCommerce may offset additional expenses over time, there can be no assurance that such net benefit will be achieved in the near term, or at all.

  Failure to Meet Revenue and Earnings Targets. The revenue and earnings of the combined companies may not be as high as management anticipates due to a number of factors, including:

 . the lengthy and unpredictable sales cycle associated with large PKI transactions;

 .  market acceptance of new products or product enhancements;

 .  dependence on a limited number of customers for revenues;

 .  changes in operating expenses;

 .  a decline in the growth of the e-business security market;

 .  software errors or bugs in the products of the combined companies;

 .  the inability to compete in a highly competitive environment;

 .  the failure to attract and retain qualified personnel;

 .  the inability to manage expanding operations; and

 .  general economic conditions.

     Entrust cannot guarantee any future results, levels of activity, performance or achievements. Entrust undertakes no obligation to update any of the forward-looking statements in this Current Report on Form 8-K.